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                           SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               FEBRUARY 13, 2001
                                 DATE OF REPORT
                       (Date of Earliest Event Reported)


                           SMITH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                        1-8514            95-3822631
(State or Other Jurisdiction of          (Commission        (I.R.S. Employer
Incorporation or Organization)           File Number)      Identification No.)


                               16740 HARDY STREET
                                 HOUSTON, TEXAS
                         (Address of Principal Offices)


                                     77032
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5: OTHER EVENTS.

     On February 13, 2001, Smith International, Inc. (the "Company") signed an Underwriting Agreement ("Underwriting Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in connection with the sale by the Company to the Underwriters of an aggregate principal amount of $250,000,000 of the Company's 6 3/4% Senior Notes due 2011 (the "Securities").

     The Company has previously filed with the Securities and Exchange Commission (the "Commission"):

     1. A Registration Statement on Form S-3 (Registration No. 333-40734) filed by the Company pursuant to the Securities Act of 1933, as amended (the "Act") and which was declared effective by the Commission on July 21, 2000; and

     2. The Prospectus Supplement dated February 13, 2001 (the "Prospectus Supplement"), supplementing the prospectus contained in the Registration Statement, such Prospectus Supplement having been filed pursuant to Rule 424(b)(5) under the Act on February 14, 2001.

     The purpose of this Form 8-K is to file certain documents described below in connection with the sale of the Securities by the Company to the Underwriters, which sale is expected to close on or about February 16, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          1.1 Underwriting Agreement dated February 13, 2001, among the Registrant, Merrill Lynch, Pierce, Fenner & Smith
               Incorporated, Chase Securities Inc. and Morgan Stanley
               & Co. Incorporated.

          4.1  Form of Note.

          12.1 Computation of Ratio of Earnings to Fixed Charges of the Registrant.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SMITH INTERNATIONAL, INC.

                                     /s/ NEAL S. SUTTON
                                     --------------------------

                                     BY: Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary

Date: February 15, 2001
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                                 EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
  1.1 Underwriting Agreement dated February 13, 2001, among the Registrant, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc. and Morgan Stanley & Co. Incorporated.

  4.1          Form of Note.

 12.1          Computation of Ratio of Earnings to Fixed Charges of the
               Registrant.